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                                                                    EXHIBIT 4.16

                              ALTRA HOLDINGS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER                                                                    SHARES
AH

COMMON STOCK                                                   SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFIES THAT                                            CUSIP 02208R 10 6

is the owner of

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK $.001 PAR VALUE OF

ALTRA HOLDINGS, INC., transferable on the books of the corporation by such owner in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and the Certificate of Incorporation and By-Laws of the corporation, as now in effect or hereinafter amended. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Dated:

 /s/ David Wall                                        /s/ Carl R. Christenson

                                     (SEAL)

  TREASURER                                                          PRESIDENT

COUNTERSIGNED AND REGISTERED:
  AMERICAN STOCK TRANSFER & TRUST COMPANY
             (NEW YORK, NY)
      TRANSFER AGENT AND REGISTRAR

BY

        AUTHORIZED SIGNATURE

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THE CORPORATION IS AUTHORIZED TO ISSUE MULTIPLE CLASSES AND SERIES OF STOCK. THE
FULL TEXT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND
THE QUALIFICATIONS, LIMITATIONS, OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, ALL VESTING POWERS, QUALIFICATIONS AND SPECIAL AND RELATIVE RIGHTS OF
THE SHARES OF EACH SUCH CLASS, AS SET FORTH IN THE CERTIFICATE OF INCORPORATION, WILL BE FURNISHED TO THE HOLDER HEREOF WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE CORPORATION.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common   UNIF GIFT MIN ACT-__________Custodian_________
TEN ENT  - as tenants by the                            (Cust)          (Minor)
           entireties

JT TEN   - as joint tenants with                  under Uniform Gifts to Minors
           right of survivorship
           and not as tenants                        Act________________________
           in common                                           (State)

     Additional abbreviations may also be used though not in the above list.

   For value received,________hereby sells, assigns and transfers unto

   NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

  PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated,___________

                                        ________________________________________

Signature(s) Guaranteed

________________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.